Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Toro Corp. (the “Company”), hereby certifies, to such officer’s knowledge, that:

1.
the Annual Report on Form 20-F for the year ended December 31, 2025 (the “Form 20-F”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2026	By:	/s/ Petros Panagiotidis
	Name:	Petros Panagiotidis
	Title:	Chairman and Chief Executive Officer